UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 20, 2023

FUELCELL ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14204	06-0853042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	3 Great Pasture Road, Danbury, Connecticut	06810
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203)825-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FCEL	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.Entry into a Material Definitive Agreement.

On February 20, 2023, Versa Power Systems Ltd. (“Versa”), a wholly owned subsidiary of FuelCell Energy, Inc. (“Company”), and 52nd Street Business Centre LP, by its General Partner, 52nd Street Business Centre GP Inc. (the “Landlord”) entered into a Lease Expansion and Amending Agreement – Short Term (the “Lease Expansion and Amendment”) to the existing lease between the parties, which was originally entered into on May 20, 2005 by the Landlord’s predecessor in interest, Westpen Properties Ltd., amended on April 20, 2006, renewed on November 11, 2010, extended and amended on October 29, 2013, November 9, 2016, and January 10, 2020, and expanded, extended and amended on January 5, 2023 (as amended by all amendments, renewals, extensions, and expansions, including the Lease Expansion and Amendment, the “Lease”) and which relates to the premises comprised of approximately 32,000 square feet located at 4800 – 52nd Street SE, Calgary, Alberta, Canada (the “Original Premises”) and currently used as an office, research and development center and cell stack manufacturing facility for the Company’s solid oxide platform. As previously reported, in January 2023, Versa and the Landlord extended the term of the Lease through September 30, 2028 and expanded the space to be leased by Versa under the Lease to include an additional space located at the same address and consisting of approximately 48,000 square feet (the “Additional Premises”). The Lease Expansion and Amendment includes a corrected Schedule A to such January 2023 Lease Expansion, Extension and Amending Agreement, which corrects a mistake in the pictorial identification of the Additional Premises and replaces the original Schedule A. The Additional Premises will be used to accelerate research and development efforts, create additional manufacturing capacity for solid oxide fuel cell stacks and establish a center of excellence for solid oxide cell and stack research and manufacturing supporting hydrogen generation, hydrogen power generation, long duration hydrogen storage, and multi-fuel distributed power generation.

Under the Lease Expansion and Amendment, the parties agreed to further expand the space to be leased by Versa under the Lease to include, on a short-term basis, an additional space located at the same address and consisting of approximately 18,627 square feet (the “Temporary Premises”), on the same general terms and conditions as contained in the Lease for the Original Premises and the Additional Premises. Subject to the Landlord’s ability to obtain vacant possession of the Temporary Premises on March 31, 2023, the term of the Lease with respect to the Temporary Premises will commence on April 1, 2023 and expire on July 31, 2024. The Temporary Premises is expected to be used for short term expansion of solid oxide fuel cell and stack production and commissioning of newly purchased production equipment.

As of February 20, 2023, the Temporary Premises was occupied by a third party pursuant to a lease that expires on March 31, 2023.  The Landlord has agreed to use commercially reasonable efforts to obtain vacant possession of the Temporary Premises on March 31, 2023.  However, under the terms of the Lease Expansion and Amendment, the Landlord will not be responsible for any liabilities, losses, costs, damages or expenses whatsoever resulting from a delay in obtaining vacant possession of the Temporary Premises, and, in the event of such a delay, the commencement of the lease term with respect to the Temporary Premises will be delayed by a corresponding number of days until the day immediately following the date on which the Landlord obtains vacant possession of the Temporary Premises.

Under the Lease Expansion and Amendment, beginning on April 1, 2023, Versa is obligated to pay annual base rent for the Temporary Premises of approximately $149,000 CAD per year. Versa will also be responsible for its proportional share of operating expenses, real estate taxes and other charges with respect to the Temporary Premises, as provided for in the Lease.

The foregoing description of the Lease Expansion and Amendment is qualified in its entirety by reference to the full text of the Lease Expansion and Amendment and the Lease, copies of which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2023.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 regarding future events or our future performance that involve certain contingencies and uncertainties. The forward-looking statements include, without limitation, statements with respect to the Company’s plans and expectations regarding the continuing development and commercialization of its current and future fuel cell technologies, the Company’s business plans and strategies, including with respect to the acceleration of its research and development efforts and the establishment of a center of excellence, and the expected timing of commencement of the term of the Lease with respect to the Temporary Premises. These forward-looking statements are not guarantees of future performance, and all forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Factors that could cause such a difference include the risks set forth in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2022. The forward-looking statements contained herein speak only as of the date of this Current Report on Form 8-K. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement contained herein to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based, except as may be required under applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELCELL ENERGY, INC.

Date: February 23, 2023	By:	/s/ Michael S. Bishop
Michael S. Bishop
Executive Vice President and Chief Financial Officer